Prospectus Supplement	October 7, 2021

Putnam Dynamic Risk Allocation Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Mortgage Opportunities Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund

For the funds listed above, in the section How do I buy fund shares? – Which class of shares is best for me? – Here is a summary of the differences among the classes of shares – Class R6 shares (available only to investors listed below), the following language is added under the sub-heading “The following investors may purchase class R6 shares:”

• health savings accounts (HSAs) purchasing shares through a registered broker-dealer or other financial institution.

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